                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
[_]  Definitive Proxy Statement                RULE 14A-6(E)(2))

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                                 RadioShack Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

   (Letter to Certain Employee Shareholders dated May 4, 2001)

Dear Fellow Employee Shareholder,

Recently, you should have received our 2001 Proxy Statement and voting card in the mail. I urge you to review this Proxy and vote in favor of Item No. 1 - the election of 12 directors of the company - and Item No. 2 - RadioShack 2001 Incentive Stock Plan. Our Board of Directors and company management recommends an approval vote for both of these proposals listed in the Proxy Statement.

Voting "yes" for these proposals, especially the 2001 Incentive Stock Plan, is most important to our business and you. This plan directly benefits over 5,000 RadioShack retail field management and full-time, non-retail salaried employees and is essential to the ongoing growth and financial success of RadioShack.

Our people are truly our most significant asset, delivering the "Answers" that have helped RadioShack earn the trust of the American consumer. The value of that trust cannot be overstated.

The proposed 2001 Incentive Stock Plan will help RadioShack in attracting and retaining the best store managers and employees in retail. Management believes that an equity stake in the Company is a strong incentive for talented individuals to stay with RadioShack...to help our company grow...and to continue to add shareholder value.

Since equity-based incentive compensation for store managers was instituted in 1997,

     . Voluntary store manager turnover has dropped on an annual basis from 12% in 1996 to 5% in 2000.

     . This reduced turnover was a key contributor to the Company achieving same store sales gains of 7%, 12%, and 11% for the years ending 1998, 1999 and 2000...and to the Company experiencing EPS growth of over 20% in each of these three years.

The 2001 Incentive Stock Plan allows us to continue with what is a very broad-based stock option program--the majority of options will be granted to retail field management and non-officers. This is a powerful incentive in today's competitive retail and employment market.

Without approval of the 2001 Incentive Stock plan, there are an insufficient number of shares available to continue broad based stock option grants.

I urge you to support the Company and vote in favor of Items No. 1 and No. 2. Every vote is important so please make plans now to vote either by mail, online or by phone. If you have already voted, we appreciate it. For voting information, please review your Proxy Statement or call Shareholder Services at 817-415-3022.

If we can provide any further information regarding this matter, please do not hesitate to call Shareholder Services.


Sincerely,


Leonard H. Roberts
Chairman and Chief Executive Officer
RadioShack Corporation

 (Letter to Certain Employee Shareholders dated May 4, 2001)

Dear Fellow Employee Shareholder,

Recently, you should have received our 2001 Proxy Statement and voting card in the mail. I urge you to review this Proxy and vote in favor of Item No. 1 - the election of 12 directors of the company - and Item No. 2 - RadioShack 2001 Incentive Stock Plan. Our Board of Directors and company management recommends an approval vote for both of these proposals listed in the Proxy Statement.

I urge you to support the Company and vote in favor of Items No. 1 and No. 2. Every vote is important so please make plans now to vote either by mail, online or by phone. If you have already voted, we appreciate it. For voting information, please review your Proxy Statement or call Shareholder Services at 817-415-3022.

If we can provide any further information regarding this matter, please do not hesitate to call Shareholder Services.

Sincerely,


Leonard H. Roberts
Chairman and Chief Executive Officer
RadioShack Corporation

        (Letter to Certain Non-Employee Shareholders dated May 4, 2001)

Dear Shareholders,

By now you should have received our 2001 Proxy Statement and voting card in the mail. I urge you to review this Proxy and vote in favor of both proposed items-- Item No.1, the election of 12 directors of the company - and Item No. 2, RadioShack 2001 Incentive Stock Plan. Our Board of Directors recommends an approval vote for both of these proposals listed in the Proxy Statement.

The proposed 2001 Incentive Stock Plan will help RadioShack in attracting and retaining the best store managers and employees in retail. Management believes that an equity stake in the Company is a strong incentive for talented individuals to stay with RadioShack...to help our company grow...and to continue to add shareholder value.

Since equity-based incentive compensation for store managers was instituted in 1997,

     . Voluntary store manager turnover has dropped on an annual basis from 12% in 1996 to 5% in 2000.

     . This reduced turnover was a key contributor to the Company achieving same store sales gains of 7%, 12%, and 11% for the years ending 1998, 1999 and 2000...and to the Company experiencing EPS growth of over 20% in each of these three years.

The 2001 Incentive Stock Plan allows us to continue with what is a very broad-based stock option program--over 55% of options will be granted to retail field management and non-officers.

I urge you to support the Company and vote in favor of Items No. 1 and No. 2. Every vote is important so please make plans now to vote either by mail, online or by phone. If you have already voted, we appreciate it. For voting information, please review your Proxy Statement or call Shareholder Services at 817-415-3022.

If we can provide any further information regarding this matter, please do not hesitate to call Shareholder Services.

Sincerely,


Leonard H. Roberts
Chairman and Chief Executive Officer
RadioShack Corporation

           (RadioShack Corporation Press Release dated May 7, 2001)


                                                                    RSH-2001-XXX
For Further Information Contact:
Loren K. Jensen                                 Laura Moore
Acting CFO and                                  Senior Vice President of
Vice President - Finance                        Public Relations and
817-415-6675                                    Corporate Communications
Investor.Relations@radioshack.com               817-415-3300
---------------------------------               Media.Relations@radioshack.com
                                                ------------------------------



   RadioShack Shareholder Meeting Scheduled for May 17 in Fort Worth, Texas
   ------------------------------------------------------------------------


Fort Worth, Texas---May 7, 2001---The annual shareholder meeting for RadioShack Corporation (NYSE: RSH) is scheduled for 10:00 a.m. on Thursday, May 17 at the Worthington Hotel in Fort Worth, Texas. Top executives will address shareholders about the company's performance in 2000 and provide insight to 2001 and beyond. Shareholders will vote on two items -- the RadioShack Corporation 2001 Incentive Stock Plan and election of directors. These items are included in the company's definitive proxy statement filed with the Securities and Exchange Commission
(SEC). The Board of Directors unanimously supports both Proxy Statement items.

"We encourage all shareholders to vote their proxies in favor of both items as they are essential to the ongoing growth and financial success of the company," stated Leonard Roberts, chairman and chief executive officer of RadioShack Corporation. "A favorable shareholder vote for the 2001 Incentive Stock Plan will allow the continuation of the company's broad-based stock option program to RadioShack's retail field management and non-officer employees. This program has reduced turnover among employees and has been a key contributor to RadioShack achieving its impressive sales successes."

Since equity-based incentive compensation for store managers was instituted in 1997, voluntary store manager turnover has dropped on an annual basis from 12% in 1996 to 5% in 2000. During this same time frame, RadioShack achieved same store sales gains of 7%, 12% and 11%, for the years ending 1998, 1999 and 2000, resulting in earning-per-share growth of over 20% in each of these three years.

The other item concerns the election of 12 directors of the company who will serve until the next annual meeting of shareholders or until their successors are elected. All nominees are listed in the Proxy Statement that has been filed with the SEC and that is located on the company's corporate Web site at www.radioshackcorporation.com.

                                     -more-
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RADIOSHACK SHAREHOLDER MEETING/add one


RadioShack Corporation is the nation's largest and most trusted consumer electronics retailer and offers both on- and off-line shopping convenience. With more than 7,100 stores and dealers, RadioShack sells more wireless telephones, telecommunications products and electronics parts and accessories than any other retailer. For more information, visit the RadioShack corporate Web site at www.radioshackcorporation.com.
-----------------------------

Statements made in this press release which are forward-looking statements involve risks and uncertainties and are indicated by words such as "anticipate," "expect," "could," "plans," "goals," and other similar words or phrases. These uncertainties include, but are not limited to, economic conditions, product demand, competitive products and pricing, availability of products, the regulatory environment and other risks indicated in filings with the Securities and Exchange Commission such as RadioShack's most recent Form 10-K and 10-Q.

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